UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): March 27, 2008
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11397 (Commission File Number)	33-0628076 (I.R.S. Employer Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
(949) 461-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 7.01.	Regulation FD Disclosure.
Valeant Pharmaceuticals International (the “Company”) expects to present certain information during a conference call and webcast on Thursday, March 27, 2008 at 12:00 p.m. EDT (9:00 a.m. PDT) to discuss the Company’s strategic plan as well as the results from the taribavirin Phase IIb clinical trial. The presentation is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Presentation by the Company.
Forward-Looking Statements
This Form 8-K, including the exhibit furnished herewith, contains forward-looking statements, including, but not limited to, statements regarding the Company’s new strategic direction and restructuring plans, that are based on management’s current expectations and involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to the divestiture and acquisition of certain geographic regions and certain products, the estimated reduction in G&A expenses, the Company’s relationships with its Mexican customers, partnerships relating to product candidates, the clinical development of new products, regulatory approval processes, the fact that results from treatment week 12 in a phase IIb clinical trial are not necessarily predictive of the entire phase IIb trial or a phase III trial, and other risks detailed from time to time in the Company’s SEC filings. The Company cautions the reader that these factors, as well as other factors described in its SEC filings, are among the factors that could cause actual results to differ materially from the expectations described in the forward-looking statements. The Company also cautions that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this Form 8-K. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect actual outcomes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL
Date: March 27, 2008	By:	/s/ Peter J. Blott
Peter J. Blott
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Presentation by the Company.